UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2015

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2180 Rutherford Road

Carlsbad, California 92008-7328

(Address of Principal Executive Offices, Including Zip Code)

(760) 931-1771

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Members of the management team of Callaway Golf Company (the “Company”) will be participating in meetings with investors during the week of November 30, 2015. The Company’s presentation materials that will be used in these meetings are available in the “Investor Relations” section of the Company’s website at www.callawaygolf.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2015	CALLAWAY GOLF COMPANY

	By:	/s/ Brian P. Lynch
Brian P. Lynch
Senior Vice President, General Counsel and Corporate Secretary